EXHIBIT 99.5



Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond




Issuer: CWABS Master Trust              Policy Number: 03030010
        Series 2003-E Subtrust          Control Number: 0010001

Insured Obligations:
$550,000,000 in principal amount of Revolving Home Equity Loan Asset Backed Notes, Series 2003-E (the "Notes")

Indenture Trustee: Bank One, National Association

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of premiums as provided in the Insurance and Indemnity Agreement and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Credit Enhancement Draw Amount to the Indenture Trustee named above or its successor, as trustee for the Holders of the Notes, to the extent set forth in the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture as in effect and executed on the date hereof or, if not defined in the Indenture, then in the Sale and Servicing Agreement referred to in the Indenture.

The following terms used herein shall have the meanings assigned to them below.

"Aggregate Investor Interest" for any Payment Date means the Investor Interest for the Payment Date and the Unpaid Investor Interest Shortfall (other than any Basis Risk Carryforward) for the Payment Date plus, to the extent legally permissible, interest at the related Note Rate.

"Available Investor Interest" for any Payment Date means the sum of the following amounts, but in each case only to the extent they will be available to be applied to make payments pursuant to Section 8.03(a)(ii) of the Indenture on the Payment Date:

          (i) the amount of Investor Interest Collections on deposit in the Collection Account as of the close of business on the third Business Day preceding the Payment Date,

          (ii) the funds to be deposited into the Collection Account as a single deposit on the Business Day preceding the Payment Date in accordance with Section 3.02(b) of the Sale and Servicing Agreement, as reported by the Master Servicer to the Credit Enhancer in the Servicing Certificate delivered on the preceding Determination Date,

          (iii) the amount on deposit in the Collection Account for the Payment Date as of the close of business on the preceding Determination Date for optional advances by the Master Servicer made pursuant to
     Section 4.03 of the Sale and Servicing Agreement, and

Form 9131
Page 1 of 5

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


          (iv) the amount of the Subordinated Transferor Collections on deposit in the Collection Account on the third Business Day preceding the Payment Date.

"Credit Enhancement Draw Amount" for any Payment Date means an amount equal to the sum of:

     (x) the excess of the Aggregate Investor Interest over the Available Investor Interest, plus

     (y) the Guaranteed Principal Payment Amount; plus

     (z) any Preference Amount (as defined in the Policy) to be paid pursuant to the terms of the Policy on the Payment Date.

"Guaranteed Payment" for any Payment Date means the sum of the amounts set forth in clauses (x) and (y) of the definition of "Credit Enhancement Draw Amount."

"Guaranteed Principal Payment Amount" for the Notes means:

     (a) on their Scheduled Maturity Date, the excess of the outstanding Note Principal Balance (after giving effect to Interest Collections allocable and distributable as principal on the Notes on the Payment Date) over the sum of the amounts on deposit in the Collection Account available to be distributed to the Holders pursuant to Section 8.03(b) of the Indenture,

     (b) on any Payment Date on or before the date on which the Available Transferor Subordinated Amount first increases to zero, if the Available Transferor Subordinated Amount for that Payment Date is less than the highest Available Transferor Subordinated Amount for any preceding Payment Date, the amount of the excess of the highest Available Transferor Subordinated Amount for any preceding Payment Date over the Available Transferor Subordinated Amount for the current Payment Date,

     (c) on any Payment Date after the date on which the Available Transferor Subordinated Amount has first increased to zero, if the Available Transferor Subordinated Amount has been reduced to zero or below, the amount of the excess of the Note Principal Balance (after giving effect to the distributions of Interest Collections and Principal Collections that are allocable to principal on the Notes on the Payment Date) over the Loan Balance (at the end of the related Collection Period), and

     (d) on any other Payment Date, zero.


Form 9131
Page 2 of 5

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


"Investor Interest" for any Payment Date means interest for the related Interest Period at the Note Rate on the Note Principal Balance as of the first day of the Interest Period (after giving effect to the distributions made on the first day of the Interest Period).

"Unpaid Investor Interest Shortfall" for any Payment Date means the aggregate amount of Note Interest that was accrued for a prior Payment Date and has not been distributed to Holders of the Notes.

Financial Guaranty will pay a Guaranteed Payment with respect to the Notes out of its own funds by 12:00 noon (New York City Time) in immediately available funds to the Trustee on the later of (i) the second Business Day following the day on which Financial Guaranty shall have received Notice that a Guaranteed Payment is due in respect of the Notes and (ii) the Payment Date on which the Guaranteed Payment is payable to the Noteholders pursuant to the Indenture, for disbursement to the Noteholders in the same manner as other payments with respect to the Notes are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Noteholders to receive the amount so paid. Financial Guaranty's obligations with respect to the Notes hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Guaranteed Payment are received by the Indenture Trustee on behalf of the Holders of the Notes for payment to such Noteholders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a Noteholder is recoverable and recovered from such Noteholder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Distribution Date after the second Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Noteholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Noteholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Noteholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Noteholder directly (unless the Noteholder has previously paid such amount to such receiver, conservator, debtor-in-possession

Form 9131
Page 3 of 5

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Noteholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (x) through (z) of the preceding paragraph that are received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Notes shall have been paid in full and (ii) if any proceeding referenced in the second preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

The monthly premium shall be due and payable as provided in the Insurance and Indemnity Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Noteholder" means, as to a particular Note, the person, other than the Sponsor, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Distribution Date, is entitled under the terms of such Note to a distribution thereon. "Indenture" means the Indenture relating to the Notes by and between CWABS Master Trust (for the Series 2003-E Subtrust), as issuer (the "Issuer"), and

Form 9131
Page 4 of 5

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


Bank One, National Association, as indenture trustee, dated as of May 28, 2003. "Sale and Servicing Agreement" means the Sale and Servicing Agreement by and among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, the Issuer, and Bank One, National Association, as Indenture Trustee, dated as of May 28, 2003.

In the event that payments under any Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Notes by reason of the redemption of the Notes pursuant to Article X of the Indenture does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.




/s/                                        /s/
President                                  Authorized Representative

Effective Date: May 28, 2003





Form 9131
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